UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2011

AVIAT NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33278	20-5961564
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Address of principal executive offices: 5200 Great America Parkway, Santa Clara, CA 95054

Registrant’s telephone number, including area code: 408-567-7100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	On September 22, 2011, Eric Evans notified Aviat Networks, Inc. (the “ Company ”) that due to personal reasons and obligations he will not be standing for re-election at the upcoming 2011 Annual Meeting of Stockholders of the Company (the “Annual Meeting”). Mr. Evans confirmed that he has no disagreement with the Company. Mr. Evans has been a director of the Company since 2007 and is currently a member of the Company’s Audit Committee. He will continue to serve as a director of the Company until the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIAT NETWORKS, INC.

September 23, 2011	By:	/s/ Meena Elliott
		Name:	Meena Elliott
Senior Vice President, General Counsel and Secretary